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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     May 31, 2002
                                                ------------------------------



                         Retractable Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Texas                     000-30885              75-2599762
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(State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)          File Number)           Identification No.)



511 Lobo Lane, Little Elm, Texas                           75068-0009
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE

     On May 31, 2002, the Registrant issued a letter to shareholders, a copy of which is attached as exhibit 99 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 31, 2002                         RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            BY:    /s/ Thomas J. Shaw
                                                --------------------------------
                                                THOMAS J. SHAW
                                                CHAIRMAN, PRESIDENT, AND
                                                CHIEF EXECUTIVE OFFICER


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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------


99             Letter to shareholders of Retractable Technologies, Inc.
               dated May 31, 2002